Exhibit 99.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report of the Company on Form 10-Q for the quarterly period ended April 30, 2003, I, John V. Sobchak, Chief Financial Officer and Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2003	/s/ John V. Sobchak
John V. Sobchak
Chief Financial Officer and Vice President